UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  September 25, 2006

Keane, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts

(State or Other Jurisdiction of Incorporation)

001-7516	04-2437166
(Commission File Number)	(IRS Employer Identification No.)

100 City Square, Boston, Massachusetts	02129
(Address of Principal Executive Offices)	(Zip Code)

(617) 241-9200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)   On September 25, 2006, Keane, Inc., a Massachusetts corporation (the “Company”) began discussions with Richard S. Garnick, President of North American Services and Global Business Lines and a member of the Office of the President, that culminated in his dismissal for cause effective September 29, 2006. The press release announcing the dismissal of Mr. Garnick is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)            Exhibits

99.1      Press Release entitled “Keane, Inc. Announces Dismissal of Richard S. Garnick”, issued by the Company on September 29, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2006	KEANE, INC.

	By:	/s/ John J. Leahy
John J. Leahy
Executive Vice President of Finance and
Administration and Chief Financial
Officer and Interim President and Chief
Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release entitled “Keane, Inc. Announces Dismissal of Richard S. Garnick”, issued by the Company on September 29, 2006.